Exhibit 99.1

QUALITYTECH, LP

QTS FINANCE CORPORATION

Letter of Transmittal
for
Tender of any and all Outstanding

5.875% Senior Notes Due 2022

144A CUSIP 74759B AA1

IAI CUSIP 74759B AC7

Reg S CUSIP U5730P AA5

For

A Like Principal Amount of

5.875% Senior Notes Due 2022

Guaranteed by

Quality Investment Properties Irving, LLC

Quality Technology Services Jersey City, LLC

Quality Technology Services, N.J., LLC

QTS Investment Properties Princeton, LLC

QTS Investment Properties Chicago, LLC

Quality Investment Properties Gateway, LLC

Quality Technology Services Lenexa, LLC

Quality Investment Properties Lenexa, LLC

Quality Investment Properties Richmond, LLC

QAE Acquisition Company, LLC

Quality Technology Services Irving II, LLC

Quality Technology Services, N.J. II, LLC

Quality Technology Services Princeton II, LLC

Quality Technology Services Chicago II, LLC

Quality Technology Services, LLC

QTS Critical Facilities Management, LLC

Quality Technology Services Lenexa II, LLC

Quality Technology Services Richmond II, LLC

Quality Investment Properties Irving II, LLC

Quality Technology Services, Northeast, LLC

Quality Technology Services Holding, LLC

Quality Investment Properties Metro, LLC

Quality Technology Services Metro II, LLC

Quality Investment Properties, Suwanee, LLC

Quality Technology Services, Suwanee II, LLC

QLD Investment Properties Wichita Technology Group, L.L.C.

Quality Technology Services Wichita II, LLC

Quality Investment Properties Sacramento, LLC

Quality Technology Services Sacramento II, LLC

Quality Investment Properties Santa Clara, LLC

Quality Technology Services Santa Clara II, LLC

Quality Investment Properties Miami, LLC

Quality Technology Services Miami II, LLC

Which have been registered under the Securities Act of 1933, as amended, as described in the Prospectus dated , 2015.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2015, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). THE ORIGINAL NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

The Exchange Agent For The Exchange Offer Is:

Deutsche Bank Trust Company Americas

By Facsimile (for Eligible Institutions Only:	By Mail, Hand or Courier:
(615) 866-3889 Attn: Reorg Dept. Confirm by Telephone: (877) 843-9767	Deutsche Bank Trust Company Americas c/o DB Services Americas, Inc. Attn: Reorg Dept. 5022 Gate Parkway, Suite 200 Jacksonville, FL 32256

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

This Letter of Transmittal is to be completed by holders (which term, for purposes of this document, shall include any participant in The Depository Trust Company (“DTC”)) either if (a) certificates representing Original Notes are to be forwarded herewith or (b) tenders are to be made by effecting a book-entry transfer into the Exchange Agent’s account at DTC and an Agent’s Message (as defined below) is not being transmitted through ATOP, for which the Exchange Offer is eligible. Certificates, or Book-Entry Confirmation (as defined below) of a book-entry transfer of such Original Notes (as defined below) into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof or delivery of an Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term “Book-Entry Confirmation” means a timely confirmation of a book-entry transfer of Original Notes into the Exchange Agent's account at DTC. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant.

Holders of Original Notes whose certificates (the “Certificates”) for such Original Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the section entitled “The Exchange Offer” under the heading “Guaranteed Delivery Procedures” in the Prospectus.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

All Tendering Holders Must Complete This Box:

DESCRIPTION OF ORIGINAL NOTES
If Blank, Please Fill in
Name(s)
and Address(es) of	Original Notes Tendered
Registered Holders	(Attach Additional List if Necessary)
Principal
		Aggregate	Amount of
		Principal	Original
		Amount	Notes
	Certificate	of Original	Tendered
	Number(s)*	Notes	(if less than all)**

Total Amount
Tendered
* Need not be completed by book-entry holders.

** Original Notes may be tendered in an amount equal to $2,000 in principal amount or in integral multiples of $1,000 in excess thereof. Exchange notes will be issued in an amount equal to $2,000 in principal amount or in integral multiples of $1,000 in excess thereof. All Original Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed

Delivery:

If Guaranteed Delivery is to be made by Book-Entry Transfer.

Name of Tendering Institution:

DTC Account Number.

Transaction Code Number:

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NONEXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

The undersigned hereby tenders to QualityTech, LP, a Delaware limited partnership (the “Company”), and QTS Finance Corporation, a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the above-described principal amount of the Issuers’ 5.875% Senior Notes due 2022 (the “Original Notes”) in exchange for the like principal amount of the above described exchange notes which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions set forth in the Prospectus dated         , 2015 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuers all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints Deutsche Bank Trust Company Americas (the “Exchange Agent”) as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Original Notes (the “Certificates”) to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the exchange notes to be issued in exchange for such Original Notes, (ii) present Certificates for transfer, and to transfer the Original Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE ISSUERS OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The name(s) and address(es) of the registered holder(s) (which term, for purposes of this document shall include any participant in DTC) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates. The Certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

If the Issuers have not exchanged all Original Notes validly tendered in accordance with the terms of the Exchange Offer for Exchange Notes on or prior to the 30th business day after which the registration statement in respect of such Exchange Notes has been declared effective or in certain other circumstances set forth in the Registration Rights Agreement dated July 23, 2014, by and among the Issuers, QTS Realty Trust, Inc., the guarantors party thereto, and Deutsche Bank Securities Inc., KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, PNC Capital Markets LLC, RBS Securities Inc., Regions Securities LLC, Stifel, Nicolaus & Company and TD Securities (USA) LLC, the initial purchasers of the Original Notes (the “Registration Rights Agreement”), the Issuers will be required to pay additional interest as set forth in the Registration Rights Agreement.

The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in the section entitled “The Exchange Offer” under the heading “Procedures for Tendering” in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the exchange notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such exchange notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver the exchange notes to the undersigned at the address shown below the undersigned’s signature.

BY TENDERING ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT’S MESSAGE IN LIEU THEREOF, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (i) any exchange notes received by the undersigned will be acquired in the ordinary course of its business, (ii) at the time of the commencement and consummation of the Exchange Offer the undersigned has not entered into any arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the exchange notes in violation of the Securities Act, (iii) if the undersigned is our “affiliate” within the meaning of Rule 405 under the Securities Act, it will comply with the registration and prospectus delivery requirements of the Securities Act, (iv) if the undersigned is not a broker-dealer, it is not engaged in, and does not intend to engage in, the distribution of the notes, and (v) if the undersigned is a broker-dealer that receives exchange notes for its own account in exchange for original notes that were acquired as a result of market-making or other trading activities, it will deliver this prospectus in connection with any resale of the exchange notes. BY TENDERING ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT’S MESSAGE IN LIEU THEREOF, A HOLDER OF ORIGINAL NOTES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH ORIGINAL NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT).

The Issuers have agreed that, during the period described in Section 4(a)(3) of the Securities Act and Rule 174 thereunder that is applicable to transactions by brokers or dealers with respect to Exchange Notes (the “Applicable Period”), they will use their commercially reasonable efforts to make the Prospectus, as amended and supplemented, available to broker-dealers for use in connection with resales of Exchange Notes.

AS A RESULT, A PARTICIPATING BROKER-DEALER WHO INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER MUST NOTIFY THE COMPANY, OR CAUSE THE COMPANY TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE, THAT IT IS A PARTICIPATING BROKER-DEALER. SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH IN THE PROSPECTUS IN THE SECTION ENTITLED “THE EXCHANGE OFFER” UNDER THE HEADING “EXCHANGE AGENT.”

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

HOLDER(S) SIGN HERE

(SEE INSTRUCTIONS 2, 5 AND 6)

(PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 15)

(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

Must be signed by registered holder(s) (which term, for purposes of this document, shall include any participant in DTC) exactly as name(s) appear(s) on Certificate(s) hereby tendered or on the register of holders maintained by the Issuers, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Original Notes to comply with the restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer’s full title. See Instruction 5.

(Signature(s) of Holder(s))

Date:                     , 2015

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

(Tax Identification or Social Security Number(s))

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTIONS)

(Authorized Signature)

Date:                     , 2015

Name of Firm:

Capacity (full title):

(Please Print)

Address:

(Include Zip Code)

Area Code and Telephone Number:

(TAX IDENTIFICATION OR SOCIAL

SECURITY NUMBER(S))

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5 and 6)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5 and 6)
To be completed ONLY if exchange notes or Original Notes not tendered are to be issued in the name of someone other than the registered holder of the Original Notes whose name(s) appear(s) above.

To be completed ONLY if exchange notes or Original Notes not tendered are to be sent to someone other than the registered holder of the Original Notes whose name(s) appear(s) at an address other than that shown above.

Issue: ☐ Original Notes not tendered to: ☐ exchange notes to:	Issue: ☐ Original Notes not tendered to: ☐ exchange notes to:

Name:	Name:
(Please Print)	(Please Print)
Address:	Address:

(Include Zip Code)	(Include Zip Code)

(Tax Identification or Social Security Number(s))	(Tax Identification or Social Security Number(s))

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section entitled “The Exchange Offer” under the heading “Procedures for Tendering” in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Original Notes may be tendered in an amount equal to $2,000 in principal amount or in integral multiples of $1,000 in excess thereof. Exchange Notes will be issued in an amount equal to $2,000 in principal amount or in integral multiples of $1,000 in excess thereof. All Original Notes held shall be deemed tendered unless a lesser number is specified in this column.

Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the section entitled “The Exchange Offer” under the heading “Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuers, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a Book-Entry Confirmation) representing all tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the section entitled “The Exchange Offer” under the heading “Guaranteed Delivery Procedures” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Guarantor Institution in the form set forth in such Notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Guarantor Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities dealer or governmental securities broker, (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings institution that is a participant in a Securities Transfer Association recognized program.

The method of delivery of Certificates, this letter of transmittal and all other required documents is at the election and risk of the tendering holder AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. Instead of delivery by mail, the Issuers recommend that holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to and receipt by the Exchange Agent on or prior to the Expiration Date. Do not send the letter of transmittal or any Original Notes to anyone other than the Exchange Agent.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or delivery of an Agent’s Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

(i) This Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes) of Original Notes tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(ii) such Original Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space. If the space provided in the box captioned “Description of Original Notes” is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights. Tenders of Original Notes will be accepted only in an amount equal to $2,000 in principal amount or in integral multiples of $1,000 in excess thereof, provided that if any Original Notes are tendered for exchange in part, the untendered amount thereof must be in integral multiples of $1,000 principal amount. No notes of principal amount of $2,000 or less shall be exchanged in part. If less than all the Original Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the box entitled “Principal Amount of Original Notes Tendered.” In such case, new Certificate(s) for the remainder of the Original Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Original Notes, promptly after the Expiration Date. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, identify the Original Notes to be withdrawn (including the aggregate principal amount of Original Notes to be withdrawn), and (if Certificates for Original Notes have been tendered) the name of the registered holder of the Original Notes as set forth on the Certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Notes, the tendering holder must submit the certificate number shown on the particular Certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Guarantor Institution, except in the case of Original Notes tendered for the account of an Eligible Guarantor Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under in the section entitled “The Exchange Offer” under the heading “Procedures for Tendering,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under the section entitled “The Exchange Offer” under the heading “Procedures for Tendering.”

All questions as to the validity, form and eligibility (including time of receipt) of withdrawal notices will be determined by the Issuers, in their sole discretion, which determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsement. If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person’s authority so to act.

When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless exchange notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

6. Special Issuance and Delivery Instructions. If exchange notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if exchange notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. Irregularities. The Issuers will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Issuers reserve the absolute right to reject any and all tenders determined by them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuers, be unlawful. The Issuers also reserve the absolute right, subject to applicable law, to waive satisfaction of any of the conditions of the Exchange Offer set forth in the Prospectus in the section entitled “The Exchange Offer” under the heading “Conditions to the Exchange Offer” or irregularities in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Issuers, any affiliates or assigns of the Issuers, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. 28% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the “IRS”) may subject the holder or other payee to a $50 penalty. In addition, payments to a holder or other payee with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding.

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes.

Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write “exempt” on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder’s non-U.S. status.

Backup withholding is not an additional tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. Waiver of Conditions. The Issuers reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

None of the Issuers, the Exchange Agent or any other person is obligated to give notice of any irregularity with respect to any tender of Original Notes; nor shall any of them incur any liability for failure to give any such notice.

12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Original Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

13. Security Transfer Taxes. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, exchange notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT:	THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS

(SEE INSTRUCTION 9)

PAYOR’S NAME: _____________

SUBSTITUTE	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
Form W-9	Social security number
OR
Employer identification number
Part II—Certification-Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
Department of the Treasury Internal Revenue Service	(2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Certification Instructions-You must cross out item 2 of Part II above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature: _______________ Date:_____________
Name (Please Print):

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 28% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER.

Signature(s):	Date: